SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               February 28, 2001


         STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2001, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-2)

                    Structured Asset Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



          Delaware                     333-35026-07           74-2440850
----------------------------           ------------        -------------------
(State or Other Jurisdiction           (Commission         (I.R.S. Employer
      Of Incorporation)                File Number)        Identification No.)



       200 Vesey Street
      New York, New York                                       10285
------------------------------                              ---------
(Address of Principal Executive                             (Zip Code)
         Offices)


      Registrant's telephone number, including area code: (212) 526-7000

                                   No Change
         (Former Name or Former Address, if Changed Since Last Report)


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     Item 5. Other Events

     The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-35026) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $663,438,251 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-AP, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A5, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A5, Class 3-A6, Class 3-A7, Class 3-A8, Class 3-AP, Class 3-AX, Class A-4, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-2 on February 28, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 26, 2001, as supplemented by the Prospectus Supplement, dated February 27, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 2001, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer, First Union National Bank, as trustee (the "Trustee") and Wells Fargo Bank Minnesota, N.A, as securities administrator (the "Securities Administrator"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-AP, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A5, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A5, Class 3-A6, Class 3-A7, Class 3-A8, Class 3-AP, Class 3-AX, Class A-4, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of three pools of certain fixed rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $673,545,820 as of January 1, 2001. The Class A4 Certificates are guaranteed under the Certificate Guaranty Insurance Policy, attached hereto as Exhibit 99.3, which was issued under the terms of an Insurance Agreement, attached hereto as Exhibit 99.2, dated February 1, 2001 among MBIA Insurance Corporation, as insurer, the Seller, the Depositor and the Trustee. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.



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         Item 7.  Financial Statements; Pro Forma Financial Information and
Exhibits

(a)      Not applicable.

(b)      Not applicable.

         (c)  Exhibits:


         1.1 Terms Agreement, dated February 27, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

         4.1 Trust Agreement, dated as of February 1, 2001, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, First Union National Bank, as Trustee and Wells Fargo Bank Minnesota, N.A., as Securities Administrator.

         99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

         99.2 Insurance Agreement, dated as of February 1, 2001, among MBIA Insurance Corporation, as Insurer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, Structured Asset Securities Corporation, as Depositor, and First Union National Bank, as Trustee.

         99.3 Certificate Guarantee Insurance Policy, dated February 1, 2001, issued by MBIA Insurance Corporation, as Insurer, in connection with the Class A4 Certificates.



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                                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES CORPORATION


                                       By:/s/ Ellen V. Kiernan
                                          ---------------------------------
                                              Name:  Ellen V. Kiernan
                                              Title:    Vice President


Dated:  February 28, 2001



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5
76532
                                 EXHIBIT INDEX



Exhibit No.                    Description                           Page No.
-----------                    -----------                           --------


1.1 Terms Agreement, dated February 27, 2001, between Structured Asset Securities
               Corporation, as Depositor, and Lehman
               Brothers Inc., as the Underwriter.

4.1            Trust Agreement, dated as of February 1,
               2001, among Structured Asset Securities
               Corporation, as Depositor, Aurora Loan
               Services Inc., as Master Servicer, First
               Union National Bank, as Trustee and Wells
               Fargo Bank Minnesota, N.A., as Securities
               Administrator.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2001, between Lehman
               Capital, A Division of Lehman Brothers
               Holdings Inc., as Seller, and Structured
               Asset Securities Corporation, as Purchaser.

99.2 Insurance Agreement, dated as of February 1, 2001, among MBIA Insurance Corporation, as Insurer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, Structured Asset Securities Corporation, as Depositor and First Union National Bank, as Trustee.

99.3           Certificate Guarantee Insurance Policy, dated
               February 1, 2001, issued by MBIA Insurance
               Corporation, as Insurer, in connection with the Class 1-A5 Certificates.